-------------------------------------------------------------------------------
                              STATE STREET RESEARCH
-------------------------------------------------------------------------------
                                INVESTMENT TRUST
                                ----------------

                                ANNUAL REPORT

                                December 31, 1998

                               --------------------
                                  WHAT'S INSIDE
                               --------------------

                               FROM THE CHAIRMAN
                               Financial markets delivered
                               strong gains in 1998

                               PORTFOLIO MANAGER'S REVIEW
                               Large-cap growth stocks fueled
                               strong stock market gains

                               FUND INFORMATION
                               Facts and figures

                               PLUS, COMPLETE PORTFOLIO HOLDINGS
                               AND FINANCIAL STATEMENTS

----------------------
        DALBAR
HONORS COMMITMENT TO:
      INVESTORS
        1998
----------------------

   For Excellence
         in
 Shareholder Service

                                                     STATE STREET RESEARCH FUNDS

FROM THE CHAIRMAN

-------------------------------------------------------------------------------
THIS IS THE 75TH ANNUAL REPORT OF STATE STREET RESEARCH INVESTMENT TRUST. THE FUND WILL CELEBRATE ITS ANNIVERSARY ON JULY 29, 1999 -- COMMEMORATING THE FOUNDING OF ONE OF THE FIRST MUTUAL FUND FAMILIES IN THE UNITED STATES AND THE WORLD.
-------------------------------------------------------------------------------

[Photo of Ralph F. Verni]

DEAR SHAREHOLDER:
In 1998, financial markets in the United States and most developed foreign nations delivered strong gains. The U.S. economy boosted personal income and kept unemployment low. Yet growth was moderate enough to hold inflation down to a mere 1.5% for the year. During the summer, the collapse of Russia's currency sent waves through the world's markets, but a fast-acting Federal Reserve Board helped stem a crisis. Currencies continued to slump in many emerging markets. In some, devaluation threatened, with Brazil in the hot seat at year-end.


STOCKS
A steep U.S. stock market correction late in the summer was short-lived. Despite signs of slower profit growth, the market staged a comeback in the fourth quarter. Technology stocks and large company growth stocks were the strongest performers, led by Internet stocks which delivered surprising gains. The S&P 500 was up by more than 20% for an unprecedented fourth consecutive year.(1) However, gains were concentrated in a narrow band of stocks. The average stock on the New York Stock Exchange actually lost ground for the year. And the stocks of small and medium-sized companies continued to lag despite a fourth-quarter comeback.

BONDS
Bonds benefited from the Federal Reserve Board's three quick interest rate cuts in autumn. The yield on the bellwether 30-year U.S. Treasury bond fell below 5.0%, then rose slightly at year-end. Not surprisingly, U.S. Treasury bonds led fixed income market performance for the year. Most other segments of the bond market delivered attractive single-digit gains. High-yield bonds disappointed investors, gaining only 0.6% as measured by the First Boston High Yield Index.

INTERNATIONAL
Foreign markets delivered mixed returns in 1998. In Europe, expectations for the new common currency, the euro, ran high. Although this helped European markets, they did better in the first half of the year than in the second. Most emerging markets were hurt by currencies that continued to slump against the dollar, or by fears of devaluation, which materialized in Russia, then threatened in Brazil. Japan showed some willingness to address its lingering economic problems. But the modest gains attributed to Japanese stocks owned by U.S. investors were primarily the result of a weaker dollar.

OUTLOOK AND OPPORTUNITIES
As investors, you may be asking where the opportunities are in a stock market that has soared for the better part of a decade and a bond market where interest rates are at or near historic lows. My reply: in diversification -- and in markets that have been beaten down, such as small and mid-cap stocks, high-yield bonds, and foreign markets. But every investor has individual goals. Now is a good time to consult your financial professional. And as always, thank you for your confidence in State Street Research funds.

Sincerely,

/s/ Ralph F. Verni

Ralph F. Verni
Chairman

December 31, 1998

(1) The S&P 500 (officially the "Standard and Poor's 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The index does not take transaction charges into consideration. It is not possible to invest directly in the index.

(2) 28.26% for Class B shares; 28.15% for Class C shares; 29.51% for Class S shares.

(3) Keep in mind that past performance is no guarantee of future results. The Fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gain distributions and income dividends at net asset value. Performance reflects a maximum 4.5% Class A share front-end sales charge, or 5% Class B share or 1% Class C share contingent deferred sales charge, where applicable.

(4) Class S shares, offered without a sales charge, are available through certain employee benefit plans and special programs.

(5) The fund's returns include performance before the creation of share classes. If this performance reflected the share classes' current 12b-1 fees, the fund's returns may have been lower.

(6) During the periods prior to 1990 that shares of the Fund were not available to the public, the Fund was not subject to the cash inflows and higher redemptions and expenses that have occurred during the Fund's current continuous public offering.

PLEASE NOTE THAT THE DISCUSSION THROUGHOUT THIS SHAREHOLDER REPORT IS DATED AS INDICATED AND, BECAUSE OF POSSIBLE CHANGES IN VIEWPOINT, DATA AND TRANSACTIONS, SHOULD NOT BE RELIED UPON AS BEING CURRENT THEREAFTER.

-------------------------------------------------------------------------------
FUND INFORMATION (all data are for periods ended December 31, 1998)
-------------------------------------------------------------------------------

TOTAL VALUE OF $10,000 INVESTED ON DECEMBER 31, 1988(3)
(Class A shares, at maximum applicable sales charge)

                                    VALUE OF
                                   ACCOUNT AT
                    DATE            YEAR END
                    ----            --------
                    12/31/88       $ 9,550
                    12/31/89        12,620
                    12/31/90        12,499
                    12/31/91        16,009
                    12/31/92        17,015
                    12/31/93        18,700
                    12/31/94        17,983
                    12/31/95        23,890
                    12/31/96        28,913
                    12/31/97        37,271
                    12/31/98        48,125

AVERAGE ANNUAL TOTAL RETURN
(at maximum applicable sales
charge)(3)(4)(5)(6)
------------------------------------------------------------------------------
                   LIFE OF FUND
                 (since 7/29/24)       10 YEARS        5 YEARS         1 YEAR
------------------------------------------------------------------------------
Class A                  13.28%           17.01%         19.70%         23.31%
------------------------------------------------------------------------------
Class B                  13.29%           17.07%         19.75%         23.26%
------------------------------------------------------------------------------
Class C                  13.29%           17.07%         19.90%         27.15%
------------------------------------------------------------------------------
Class S                  13.38%           17.75%         21.14%         29.51%
------------------------------------------------------------------------------

The performance data shown above do not reflect an increase in the maximum Class A sales charge from 4.5% to 5.75%, effective as of 1/1/99. At the new, higher Class A sales charge, the performance would have been lower. Assuming the increased sales charge was in effect, performance would have been as follows:

                   LIFE OF FUND
                 (since 7/29/24)       10 Years        5 Years         1 Year
------------------------------------------------------------------------------
Class A                  13.28%           16.86%         19.39%         21.70%

PORTFOLIO MANAGER'S REVIEW
Investment Trust: Large-cap growth stocks fueled strong stock market gains

[Photo of John Wilson]
     John Wilson
   Portfolio Manager

We spoke with John Wilson, portfolio manager of State Street Research Investment Trust, about the year ended December 31, 1998 and his views on the period ahead.

Q: HOW DID THE FUND PERFORM LAST YEAR?

A: It was a very strong year for the Fund. Class A shares gained 29.12%, [does not reflect sales charge](2) for the 12 months ended December 31, 1998. The Fund significantly outperformed the Lipper average growth and income fund, which gained 15.61%. And, it outperformed the S&P 500, a broad measure of common stock performance, which gained 28.60% over the same period.

Q: WHAT ACCOUNTED FOR THE FUND'S STRONG PERFORMANCE?

A: Our focus on large-cap growth stocks paid off as growth stocks, in general, outperformed value stocks by a wide margin. Also, the Fund's emphasis on companies with strong market leadership positions in their industries was beneficial. These were the companies most favored by investors during the year, given their strong earnings growth.

Q: HOW DID THE FUND REACT TO THE VOLATILITY THAT BROUGHT THE MARKET DOWN SHARPLY
   LATE LAST SUMMER?

A: Not surprisingly, the Fund's volatility was in line with the market as a whole. The Fund has been positioned somewhat cautiously during the summer. During the market's weakness, we were able to purchase additional shares of financial and technology stocks at attractive prices. This helped in the fourth quarter.

Q: WHICH INVESTMENTS HELPED THE FUND THE MOST?

A: The Fund's investments in technology, telecommunications, financial services and retail stocks were among the strongest performers. Companies such as Cisco Systems, Lucent Technologies, and MCI WorldCom, in the technology sector, are all examples of companies taking advantage of rapid growth in either voice or data networking. In the financial services area, some stocks were hurt in the third quarter, but rebounded nicely. One example is Chase Manhattan Bank, which experienced an impressive recovery in many of its capital markets businesses. The Fund also benefited from strong holdings in the supermarket and drug store industries. These include CVS, Rite Aid, and Safeway.

Q: WERE THERE ANY DISAPPOINTMENTS?

A: Although the Fund had relatively modest exposure to basic materials stocks, investments in DuPont and in Rohm & Haas, both chemical companies, underperformed the market. Earnings proved disappointing because of difficult global economic conditions. The Fund's investments in defensive sectors such as utilities and energy underperformed. However, three interest rate cuts by the Federal Reserve Board in the last half of the year renewed confidence in the economy and could provide lift for these sectors in 1999.

Q: WHAT IS YOUR OUTLOOK FOR THE PERIOD AHEAD?

A: The long-term prospects for the U.S. economy remain bright. Although the market has risen significantly, we still see investment opportunities with both short- and long-term potential. That said, the Fund is not immune to adverse changes in economic trends should they occur. We continue to seek out investments in companies that are posed to benefit from a low inflationary environment. We will continue to invest our shareholders' funds in companies with strong growth prospects at reasonable stock prices.

December 31, 1998

-------------------------------------------------------------------------------
TOP 10 STOCK POSITIONS
(by percentage of net assets)

(1)  MCI WORLDCOM Telecommunications services                              3.4%
(2)  GENERAL ELECTRIC Diversified manufacturer                             3.1%
(3)  TYCO INTERNATIONAL Diversified manufacturer                           3.1%
(4)  IBM Computer systems                                                  2.4%
(5)  INTEL Semiconductors                                                  2.4%
(6)  BANKAMERICA Money center banks                                        2.4%
(7)  XEROX Copiers                                                         2.2%
(8)  FEDERAL NATIONAL MORTGAGE Home mortgage funds                         2.2%
(9)  BRISTOL-MYERS SQUIBB Pharmaceuticals                                  2.2%
(10) CHASE MANHATTAN Banking                                               2.1%

These securities represent an aggregate of 25.5% of the portfolio. Because of active management, there is no guarantee that the Fund currently invests, or will continue to invest, in the securities listed in this table or in the text above.

TOP 5 INDUSTRIES
(by percentage of net assets)

                      RETAIL TRADE              10.1%
                      RECREATION                 8.1%
                      TELEPHONE                  6.3%
                      INSURANCE                  6.2%
                      OFFICE EQUIPMENT           6.2%
                      Total: 36.9%


BEST AND WORST CONTRIBUTORS TO PERFORMANCE
(January 1, 1998 through December 31, 1998)

BEST /\
-------------------------------------------------------------------------------
MCI WORLDCOM
    Rapid growth in telecommunications.
TYCO INTERNATIONAL
    Earnings growth; management performance.
SAFEWAY
    Consolidation of supermarkets.

WORST \/
-------------------------------------------------------------------------------
SEAGULL ENERGY
    Decline in oil prices.
BANKAMERICA
    Earnings shortfalls.
ORYX ENERGY
    Decline in oil prices.

STATE STREET RESEARCH INVESTMENT TRUST

-------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
-------------------------------------------------------------------------------
December 31, 1998

-------------------------------------------------------------------------------
                                                                    VALUE
                                                  SHARES           (NOTE 1)
-------------------------------------------------------------------------------
COMMON STOCKS 97.7%
BASIC INDUSTRIES 10.5%
CHEMICAL 2.1%
E.I. Du Pont De Nemours & Co. ..............          339,700   $   18,025,331
Monsanto Co. ...............................           82,900        3,937,750
Rohm & Haas Co. ............................        1,083,100       32,628,388
                                                                --------------
                                                                    54,591,469
                                                                --------------
ELECTRICAL EQUIPMENT 3.1%
General Electric Co. .......................          798,700       81,517,319
                                                                --------------
FOREST PRODUCT 1.0%
Fort James Corp. ...........................          661,500       26,460,000
                                                                --------------
MACHINERY 4.3%
Black & Decker Corp. .......................          548,000       30,722,250
Tyco International Ltd. ....................        1,055,200       79,601,650
                                                                --------------
                                                                   110,323,900
                                                                --------------
Total Basic Industries .....................                       272,892,688
                                                                --------------
CONSUMER CYCLICAL 22.3%
AUTOMOTIVE 1.6%
General Motors Corp. .......................          294,300       21,060,844
Renault SA .................................          446,000       20,022,536
                                                                --------------
                                                                    41,083,380
                                                                --------------
HOTEL & RESTAURANT 2.5%
McDonald's Corp. ...........................          621,100       47,591,788
Mirage Resorts Inc.* .......................        1,103,500       16,483,531
                                                                --------------
                                                                    64,075,319
                                                                --------------
RECREATION 8.1%
CBS Corp. ..................................        1,099,400       36,005,350
Fox Entertainment Group Inc.* ..............          741,600       18,679,050
MediaOne Group Inc.* .......................          965,300       45,369,100
News Corp. Ltd. ADR ........................          835,800       22,096,463
Time Warner Inc. ...........................          702,600       43,605,112
Viacom Inc. Cl. B* .........................          568,700       42,083,800
Walt Disney Co. ............................          121,896        3,656,880
                                                                --------------
                                                                   211,495,755
                                                                --------------
RETAIL TRADE 10.1%
Cendant Corp.* .............................          801,300       15,274,781
CVS Corp. ..................................          925,700       50,913,500
Dayton Hudson Corp. ........................          503,600       27,320,300
Home Depot Inc. ............................          406,100       24,848,244
Kroger Co.* ................................          604,000       36,542,000
Rite Aid Corp. .............................          660,100       32,716,206
Safeway Inc.* ..............................          706,800       43,070,625
Wal-Mart Stores, Inc. ......................          406,300       33,088,056
                                                                --------------
                                                                   263,773,712
                                                                --------------
Total Consumer Cyclical ....................                       580,428,166
                                                                --------------
CONSUMER STAPLE 17.7%
BUSINESS SERVICE 1.6%
Interpublic Group of Companies, Inc. .......          359,650       28,682,087
Waste Management Inc. ......................          296,800       13,838,300
                                                                --------------
                                                                    42,520,387
                                                                --------------
DRUG 5.0%
American Home Products Corp. ...............          402,000       22,637,625
Bristol-Myers Squibb Co. ...................          426,400       57,057,650
Pfizer Inc. ................................           99,200       12,443,400
SmithKline Beecham PLC .....................          294,700       20,481,650
Warner-Lambert Co. .........................          239,400       17,999,887
                                                                --------------
                                                                   130,620,212
                                                                --------------
FOOD & BEVERAGE 4.2%
Coca-Cola Enterprises Inc. .................          672,600       24,045,450
H.J. Heinz Co. .............................          555,600       31,460,850
PepsiCo Inc. ...............................          476,900       19,523,094
Sara Lee Corp. .............................        1,224,000       34,501,500
                                                                --------------
                                                                   109,530,894
                                                                --------------
HOSPITAL SUPPLY 3.7%
Baxter International Inc. ..................          477,900       30,734,944
Guidant Corp. ..............................          222,800       24,563,700
Johnson & Johnson ..........................          487,600       40,897,450
                                                                --------------
                                                                    96,196,094
                                                                --------------
PERSONAL CARE 1.5%
Procter & Gamble Co. .......................          418,200       38,186,888
                                                                --------------
TOBACCO 1.7%
Philip Morris Companies, Inc. ..............          842,500       45,073,750
                                                                --------------
Total Consumer Staple ......................                       462,128,225
                                                                --------------
ENERGY 5.7%
OIL 5.5%
Amoco Corp. ................................          399,700       24,131,887
Conoco Inc. Cl. A* .........................          954,000       19,914,750
Exxon Corp. ................................          615,800       45,030,375
Seagull Energy Corp.* ......................          809,800        5,111,863
Shell Transport & Trading PLC ..............          323,700       12,037,594
Total SA Cl. B ADR .........................          766,208       38,118,848
                                                                --------------
                                                                   144,345,317
                                                                --------------
OIL SERVICE 0.2%
Schlumberger Ltd. ..........................           86,524        3,990,919
                                                                --------------
Total Energy ...............................                       148,336,236
                                                                --------------
FINANCE 16.4%
BANK 5.5%
BankAmerica Corp. ..........................        1,020,509       61,358,104
Chase Manhattan Corp. ......................          797,000       54,245,812
U.S. Bancorp ...............................          787,900       27,970,450
                                                                --------------
                                                                   143,574,366
                                                                --------------
FINANCIAL SERVICE 4.7%
American Express Co. .......................          199,200       20,368,200
Federal National Mortgage Association ......          780,400       57,749,600
Household International Inc. ...............          660,800       26,184,200
Merrill Lynch & Company Inc. ...............          252,800       16,874,400
                                                                --------------
                                                                   121,176,400
                                                                --------------
INSURANCE 6.2%
Ace Ltd. ...................................        1,128,600       38,866,162
American General Corp. .....................          423,642       33,044,076
American International Group Inc. ..........          189,100       18,271,788
Citigroup, Inc. ............................          764,000       37,818,000
UNUM Corp. .................................          589,600       34,417,900
                                                                --------------
                                                                   162,417,926
                                                                --------------
Total Finance ..............................                       427,168,692
                                                                --------------
SCIENCE & TECHNOLOGY 15.1%
COMPUTER SOFTWARE & SERVICE 4.5%
Ascend Communications Inc.* ................          300,400       19,751,300
Cadence Design Systems Inc.* ...............          679,800       20,224,050
Cisco Systems Inc.* ........................          366,600       34,025,062
EMC Corp.* .................................          156,400       13,294,000
Microsoft Corp.* ...........................          206,500       28,638,969
                                                                --------------
                                                                   115,933,381
                                                                --------------
ELECTRONIC COMPONENTS 3.7%
Intel Corp. ................................          535,000       63,430,937
Texas Instruments Inc. .....................          391,100       33,463,494
                                                                --------------
                                                                    96,894,431
                                                                --------------
ELECTRONIC EQUIPMENT 0.7%
Lucent Technologies Inc. ...................          171,100       18,821,000
                                                                --------------
OFFICE EQUIPMENT 6.2%
Compaq Computer Corp. ......................          503,300       21,107,144
Hewlett-Packard Co. ........................          264,000       18,034,500
International Business Machines Corp. ......          344,600       63,664,850
Xerox Corp. ................................          493,500       58,233,000
                                                                --------------
                                                                   161,039,494
                                                                --------------
Total Science & Technology .................                       392,688,306
                                                                --------------
UTILITY 10.0%
ELECTRIC 2.6%
FPL Group Inc. .............................          259,000       15,960,875
Texas Utilities Co. ........................          701,800       32,765,287
Unicom Corp. ...............................          487,500       18,799,219
                                                                --------------
                                                                    67,525,381
                                                                --------------
NATURAL GAS 1.1%
Enron Corp. ................................          480,600       27,424,238
                                                                --------------
TELEPHONE 6.3%
AT&T Corp. .................................          484,200       36,436,050
Bell Atlantic Corp. ........................          430,300       22,805,900
MCI WorldCom Inc.* .........................        1,232,700       88,446,225
Qwest Communications International Inc.* ...          336,400       16,820,000
                                                                --------------
                                                                   164,508,175
                                                                --------------
Total Utility ..............................                       259,457,794
                                                                --------------
Total Common Stocks (Cost $1,608,963,817) ..                     2,543,100,107
                                                                --------------
SHORT-TERM INVESTMENTS 5.1%
State Street Navigator Securities Lending
  Prime Portfolio ..........................      132,647,907      132,647,907
                                                                --------------
Total Short-Term Investments (Cost $132,647,907) ..........        132,647,907
                                                                --------------

-------------------------------------------------------------------------------
                                   PRINCIPAL       MATURITY           VALUE
                                    AMOUNT           DATE            (NOTE 1)
-------------------------------------------------------------------------------

COMMERCIAL PAPER 2.5%
American Express Credit
  Corp., 4.00% ...........      $  2,405,000       1/08/1999    $    2,405,000
American Express Credit
  Corp., 5.25% ...........        10,630,000       1/11/1999        10,630,000
CIT Group Holdings Inc.,
  5.99% ..................        16,399,000       1/04/1999        16,399,000
General Electric Capital
  Corp., 5.95% ...........           406,000       1/04/1999           406,000
General Electric Capital
  Corp., 5.95% ...........        11,000,000       1/08/1999        11,000,000
Household Finance Corp.,
  5.80% ..................        25,000,000       1/05/1999        25,000,000
                                                                --------------
Total Commercial Paper (Cost $65,840,000) ..................        65,840,000
                                                                --------------
Total Investments (Cost $1,807,451,724) - 105.3% ...........     2,741,588,014
Cash and Other Assets, Less Liabilities - (5.3%) ...........      (137,068,078)
                                                                --------------
Net Assets - 100.0% ........................................    $2,604,519,936
                                                                ==============

Federal Income Tax Information:
At December 31, 1998, the net unrealized appreciation of
  investments based on cost for Federal income tax purposes
  of $1,809,461,818 was as follows:
Aggregate gross unrealized appreciation for all investments
  in which there is an excess of value over tax cost .......    $  957,269,528
Aggregate gross unrealized depreciation for all investments
  in which there is an excess of tax cost over value .......       (25,143,332)
                                                                --------------
                                                                $  932,126,196

-------------------------------------------------------------------------------
* Non-income-producing securities.
  ADR stands for American Depositary Receipt, representing ownership of foreign securities.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH INVESTMENT TRUST

------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------
December 31, 1998

ASSETS
Investments, at value (Cost $1,807,451,724) (Note 1)      $2,741,588,014
Cash ...............................................             105,356
Receivable for fund shares sold ....................           5,567,006
Receivable for securities sold .....................           2,670,378
Dividends and interest receivable ..................           2,489,067
Other assets .......................................             280,611
                                                          --------------
                                                           2,752,700,432
LIABILITIES
Payable for collateral received on securities loaned         132,647,907
Payable for securities purchased ...................           6,825,607
Payable for fund shares redeemed ...................           3,564,005
Accrued management fee (Note 2) ....................           2,879,877
Accrued transfer agent and shareholder services
  (Note 2) .........................................           1,173,071
Accrued distribution and service fees (Note 4) .....             940,731
Accrued trustees' fees (Note 2) ....................              33,397
Other accrued expenses .............................             115,901
                                                          --------------
                                                             148,180,496
                                                          --------------
NET ASSETS .........................................      $2,604,519,936
                                                          ==============
Net Assets consist of:
  Undistributed net investment income ..............          $  411,566
  Unrealized appreciation of investments ...........         934,136,290
  Accumulated net realized gain ....................          24,578,091
  Paid-in capital ..................................       1,645,393,989
                                                          --------------
                                                          $2,604,519,936
                                                          ==============

Net Asset Value and redemption price per share
  of Class A shares ($574,857,587/46,500,669 shares)              $12.36
                                                                  ======

Maximum Offering Price per share of Class A shares
  ($12.36/.955) ....................................              $12.94
                                                                  ======

Net Asset Value and offering price per share of
  Class B shares ($944,387,659/77,087,053 shares)*                $12.25
                                                                  ======

Net Asset Value and offering price per share of
   Class C shares ($55,263,263/4,495,491 shares)*                 $12.29
                                                                  ======

Net Asset Value, offering price and redemption
  price per share of Class S shares
  ($1,030,011,427/82,918,341 shares) ...............              $12.42
                                                                  ======

------------------------------------------------------------------------------
*Redemption price per share for Class B and Class C is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH INVESTMENT TRUST

------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
------------------------------------------------------------------------------
For the year ended December 31, 1998

INVESTMENT INCOME
Dividends, net of foreign taxes of $133,440 ..............      $ 26,953,248
Interest (Note 1) ........................................         5,472,332
                                                                ------------
                                                                  32,425,580
EXPENSES
Management fee (Note 2) ..................................         9,708,952
Transfer agent and shareholder services (Note 2) .........         2,650,339
Service fee - Class A (Note 4) ...........................         1,158,478
Distribution and service fees - Class B (Note 4) .........         7,384,066
Distribution and service fees - Class C (Note 4) .........           438,707
Custodian fee ............................................           352,657
Registration fees ........................................           231,028
Reports to shareholders ..................................           221,499
Miscellaneous ............................................            40,957
Trustees' fees (Note 2) ..................................            38,632
Audit fee ................................................            33,398
Legal fees ...............................................            32,059
                                                                ------------
                                                                  22,290,772
Fees paid indirectly (Note 2) ............................          (198,890)
                                                                ------------
                                                                  22,091,882
                                                                ------------

Net investment income ....................................        10,333,698
                                                                ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments (Notes 1 and 3) .........       170,998,002
Net unrealized appreciation of investments ...............       377,577,808
                                                                ------------
Net gain on investments ..................................       548,575,810
                                                                ------------

Net increase in net assets resulting from operations .....      $558,909,508
                                                                ============

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH INVESTMENT TRUST

-----------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------

                                               YEARS ENDED DECEMBER 31
                                      ---------------------------------------
                                               1997                1998
-----------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income ................    $   13,611,975      $   10,333,698
Net realized gain on investments .....       233,740,026         170,998,002
Net unrealized appreciation
  of investments .....................       153,903,428         377,577,808
                                           -------------       -------------
Net increase resulting from
  operations .........................       401,255,429         558,909,508
                                           -------------       -------------
Dividends from net investment income:
  Class A ............................        (2,789,737)         (2,587,460)
  Class B ............................          (870,683)          --
  Class C ............................           (52,743)          --
  Class S ............................        (9,898,812)         (7,493,736)
                                           -------------       -------------
                                             (13,611,975)        (10,081,196)
                                           -------------       -------------
Distributions from net realized gains:
  Class A ............................       (37,498,390)        (39,822,904)
  Class B ............................       (56,883,383)        (65,309,613)
  Class C ............................        (3,712,939)         (3,824,821)
  Class S ............................       (96,107,440)        (76,915,562)
                                           -------------       -------------
                                            (194,202,152)       (185,872,900)
                                           -------------       -------------

Net increase from fund share
  transactions (Note 5) ..............       306,531,257         395,671,890
                                           -------------       -------------
Total increase in net assets..........       499,972,559         758,627,302
NET ASSETS
Beginning of year ....................     1,345,920,075       1,845,892,634
                                           -------------       -------------

End of year (including undistributed
  net investment income of $0 and
  $411,566, respectively) ............    $1,845,892,634      $2,604,519,936
                                          ==============      ==============

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH INVESTMENT TRUST

-----------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------------------------------------
Decempber 31, 1998

NOTE 1

State Street Research Investment Trust (the "Trust"), is a series of State Street Research Master Investment Trust (the "Master Trust"), which is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust is presently the only series of the Master Trust.

The investment objective of the Trust is to provide long-term growth of capital and, secondarily, long-term growth of income. In seeking to achieve its investment objective, the Trust invests primarily in common stocks, or securities convertible into common stocks, that have long-term growth potential.

The Trust offers four classes of shares. Until December 31, 1998 Class A shares were subject to an initial sales charge of up to 4.50% and effective January 1, 1999 became subject to an initial sales charge of up to 5.75%. Class A shares pay a service fee equal to 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Effective January 1, 1999, the Trust began offering Class B(1) shares which are subject to a contingent deferred sales charge on certain redemptions made within six years. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual distribution and service fees of 1.00%. Class S shares are only offered to certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any distribution or service fees. The Trust's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Trust in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. INVESTMENTS IN SECURITIES
Values for listed securities represent the last sale on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at the closing price supplied through such system. In the absence of recorded sales and for those over-the-counter securities not quoted on the NASDAQ system, valuations are at the mean of the closing bid and asked quotations, except for securities that may be restricted as to public resale, which are valued in accordance with methods adopted by the Trustees. Security transactions are accounted for on the trade date (date the order to buy or sell is executed), and dividends declared but not received are accrued on the ex-dividend date. Interest income is determined on the accrual basis. Realized gains and losses from security transactions are reported on the basis of identified cost of securities delivered.

B. FEDERAL INCOME TAXES
No provision for Federal income taxes is necessary since the Trust has elected to qualify under Subchapter M of the Internal Revenue Code and maintains a policy to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods. It is also the intention of the Trust to distribute an amount sufficient to avoid imposition of any Federal Excise Tax under Section 4982 of the Internal Revenue Code.

C. DIVIDENDS
Dividends from net investment income are declared and paid or reinvested quarterly. Net realized capital gains are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. For the year ended December 31, 1998, the Trust has designated as long-term $185,727,496 of the distributions from net realized gains.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. The difference is due to the disposition of securities that have different bases for financial reporting and tax purposes.

D. ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

E. SECURITIES LENDING
The Trust may seek additional income by lending portfolio securities to qualified institutions. The Trust will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the Fund could realize additional gains and losses. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the Trust will bear the loss. At December 31, 1998, the value of the securities loaned and the value of collateral were $128,979,689 and $132,647,907, respectively. During the year ended December 31, 1998, income from securities lending amounted to $230,466 and is included in interest income.

NOTE 2

Prior to August 18, 1998, the Adviser earned monthly fees at an annual rate of 0.41% of the Trust's average daily net assets.
Effective August 18, 1998, the management fee is 0.55% of the first $500 million of net assets, annually, 0.50% of the next $500 million, and 0.45% of any amount over $1 billion. In consideration of these fees, the Adviser furnishes the Trust with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended December 31, 1998, the fees pursuant to such agreement amounted to $9,708,952.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Trust such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Trust. In addition, Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the Trust may be purchased. During the year ended December 31, 1998, the amount of such shareholder servicing and account expenses was $1,030,766.

The Trust has entered into an arrangement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Trust's expense. During the year ended December 31, 1998, the Trust's transfer agent fees were reduced by $198,890 under this arrangement.

The fees of the Trustees not currently affiliated with the Adviser amounted to $38,632 during the year ended December 31, 1998.

NOTE 3

For the year ended December 31, 1998, exclusive of short-term investments and U.S. Government obligations, purchases and sales of securities aggregated $1,643,259,308 and $1,399,613,709, respectively.

NOTE 4

The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940, as amended. Under the Plan, the Trust pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class C shares. In addition, the Trust pays annual distribution fees of 0.75% of average daily net assets for Class B and Class C shares. The Distributor uses such payments for personal services and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended December 31, 1998, fees pursuant to such plan amounted to $1,158,478, $7,384,066 and $438,707 for Class A, Class B and Class C shares, respectively.

The Trust has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of Metropolitan, earned initial sales charges aggregating $519,944 and $3,141,854, respectively, on sales of Class A shares of the Trust during the year ended December 31, 1998, and that MetLife Securities, Inc. earned commissions aggregating $7,364,030 on sales of Class B shares, and that the Distributor collected contingent deferred sales charges of $1,147,614 and $4,282 on redemptions of Class B and Class C shares, respectively, during the same period.

NOTE 5

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share.

Share transactions were as follows:

                                                        YEARS ENDED DECEMBER 31
                                 ----------------------------------------------------------------------
                                                1997                                1998
                                 ----------------------------------  ----------------------------------
CLASS A                                SHARES            AMOUNT            SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold ...................      11,892,218       $125,284,553       15,387,705     $  179,548,411
Issued upon reinvestment of:
  Distributions from net
    realized gains ............       3,437,670         36,542,436        3,305,725         38,989,534
  Dividends from net investment
    income ....................         269,405          2,789,580          208,775          2,431,646
Shares redeemed ...............      (4,933,408)       (51,867,529)      (7,738,830)       (89,464,550)
                                     ----------       ------------       ----------     --------------
Net increase ..................      10,665,885       $112,749,040       11,163,375     $  131,505,041
                                     ==========       ============       ==========     ==============

CLASS B                                SHARES            AMOUNT            SHARES            AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold ...................      19,674,761       $206,270,802       28,941,723       $335,668,941
Issued upon reinvestment of:
  Distributions from net
    realized gains ............       5,211,853         54,985,047        5,418,219         63,334,450
  Dividend from net investment
    income ....................          79,052            792,716         --                --
Shares redeemed ...............      (5,930,757)       (62,779,979)     (11,279,857)      (129,650,410)
                                     ----------       ------------       ----------       ------------
Net increase ..................      19,034,909       $199,268,586       23,080,085       $269,352,981
                                     ==========       ============       ==========       ============

CLASS C                                SHARES            AMOUNT            SHARES            AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold ...................       1,100,245      $  11,484,215        1,707,702       $ 19,923,326
Issued upon reinvestment of:
  Distributions from net
    realized gains ............         334,491          3,539,567          306,530          3,595,984
  Dividend from net investment
    income ....................           3,760             37,536         --                --
Shares redeemed ...............        (775,363)        (8,173,619)      (1,015,775)       (11,590,128)
                                     ----------       ------------       ----------       ------------
Net increase ..................         663,133       $  6,887,699          998,457       $ 11,929,182
                                     ==========       ============       ==========       ============

CLASS S                                SHARES            AMOUNT            SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold ...................       1,718,321       $ 18,233,635        2,501,260       $ 29,464,708
Issued upon reinvestment of:
  Distributions from net
    realized gains ............       5,286,697         56,461,922        3,427,990         40,551,340
  Dividends from net investment
    income ....................         361,083          3,744,987          285,270          3,357,017
Shares redeemed ...............      (8,574,756)       (90,814,612)      (7,808,814)       (90,488,379)
                                     ----------       ------------       ----------       ------------
Net decrease ..................      (1,208,655)      $(12,374,068)      (1,594,294)      $(17,115,314)
                                     ==========       ============       ==========       ============

STATE STREET RESEARCH INVESTMENT TRUST

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
For a share outstanding throughout each year:

                                                                                     CLASS A
                                              -------------------------------------------------------------------------------------
                                                                            YEARS ENDED DECEMBER 31
                                              ------------------------------------------------------------------------------------
                                                    1994             1995(a)          1996(a)          1997(a)          1998(a)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)              8.69             7.74             9.16             9.07            10.41
                                                   -----            -----            -----            -----            -----
  Net investment income ($)                         0.11             0.14             0.12             0.10             0.07
  Net realized and unrealized gain (loss) on
    investments ($)                                (0.44)            2.39             1.80             2.54             2.89
                                                   -----            -----            -----            -----            -----
TOTAL FROM INVESTMENT OPERATIONS ($)               (0.33)            2.53             1.92             2.64             2.96
                                                   -----            -----            -----            -----            -----
  Dividends from net investment income ($)         (0.12)           (0.13)           (0.13)           (0.10)           (0.06)
  Distributions from net realized gains ($)        (0.50)           (0.98)           (1.87)           (1.20)           (0.95)
  Distribution in excess of net realized
    gains ($)                                         --               --            (0.01)              --               --
                                                   -----            -----            -----            -----            -----
TOTAL DISTRIBUTIONS ($)                            (0.62)           (1.11)           (2.01)           (1.30)           (1.01)
                                                   -----            -----            -----            -----            -----
NET ASSET VALUE, END OF YEAR ($)                    7.74             9.16             9.07            10.41            12.36
                                                   =====            =====            =====            =====            =====
Total return(b) (%)                                (3.84)           32.85            21.03            28.91            29.12
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)           92,137          135,676          223,868          367,759          574,858
Ratio of operating expenses to average net
  assets (%)                                        0.89             0.78             0.75             0.76             0.85
Ratio of net investment income to average
  net assets (%)                                    1.26             1.54             1.17             0.90             0.63
Portfolio turnover rate (%)                        33.08            39.21            73.51            75.21            66.32

                                                                                     CLASS B
                                              -------------------------------------------------------------------------------------
                                                                            YEARS ENDED DECEMBER 31
                                              ------------------------------------------------------------------------------------
                                                    1994             1995(a)          1996(a)          1997(a)          1998(a)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)              8.66             7.72             9.13             9.03            10.34
                                                   -----            -----            -----            -----            -----
  Net investment income (loss) ($)                  0.06             0.07             0.04             0.02            (0.01)
  Net realized and unrealized gain (loss) on
    investments ($)                                (0.44)            2.38             1.80             2.51             2.87
                                                   -----            -----            -----            -----            -----
TOTAL FROM INVESTMENT OPERATIONS ($)               (0.38)            2.45             1.84             2.53             2.86
                                                   -----            -----            -----            -----            -----
  Dividends from net investment income ($)         (0.06)           (0.06)           (0.06)           (0.02)              --
  Distributions from net realized gains ($)        (0.50)           (0.98)           (1.87)           (1.20)           (0.95)
  Distribution in excess of net realized
    gains ($)                                         --               --            (0.01)              --               --
                                                   -----            -----            -----            -----            -----
TOTAL DISTRIBUTIONS ($)                            (0.56)           (1.04)           (1.94)           (1.22)           (0.95)
                                                   -----            -----            -----            -----            -----
NET ASSET VALUE, END OF YEAR ($)                    7.72             9.13             9.03            10.34            12.25
                                                   =====            =====            =====            =====            =====
Total return(b) (%)                                (4.43)           31.86            20.15            27.80            28.26
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)          113,301          183,446          315,766          558,568          944,388
Ratio of operating expenses to average net
  assets (%)                                        1.64             1.53             1.50             1.51             1.60
Ratio of net investment income (loss) to
  average net assets (%)                            0.51             0.79             0.41             0.15            (0.12)
Portfolio turnover rate (%)                        33.08            39.21            73.51            75.21            66.32

-----------------------------------------------------------------------------------------------------------------------------------
(a)Per-share figures have been calculated using the average shares method.
(b)Does not reflect any front-end or contingent deferred sales charges.

STATE STREET RESEARCH INVESTMENT TRUST

                                                                                   CLASS C
                                           ----------------------------------------------------------------------------------------
                                                                           YEARS ENDED DECEMBER 31
                                           ---------------------------------------------------------------------------------------
                                                  1994             1995(a)          1996(a)          1997(a)            1998(a)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)            8.68             7.74             9.15             9.05              10.38
                                                 -----            -----            -----            -----              -----
  Net investment income (loss) ($)                0.05             0.07             0.04             0.02              (0.01)
  Net realized and unrealized gain (loss)
    on investments ($)                           (0.43)            2.38             1.79             2.53               2.87
                                                 -----            -----            -----            -----              -----
TOTAL FROM INVESTMENT OPERATIONS ($)             (0.38)            2.45             1.83             2.55               2.86
                                                 -----            -----            -----            -----              -----
  Dividends from net investment income ($)       (0.06)           (0.06)           (0.05)           (0.02)                --
  Distributions from net realized gains ($)      (0.50)           (0.98)           (1.87)           (1.20)             (0.95)
  Distribution in excess of net realized
    gains ($)                                       --               --            (0.01)              --                 --
                                                 -----            -----            -----            -----              -----
TOTAL DISTRIBUTIONS ($)                          (0.56)           (1.04)           (1.93)           (1.22)             (0.95)
                                                 -----            -----            -----            -----              -----
NET ASSET VALUE, END OF YEAR ($)                  7.74             9.15             9.05            10.38              12.29
                                                 =====            =====            =====            =====              =====
Total return(b) (%)                              (4.45)           31.75            20.09            27.93              28.15
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)         11,707           16,841           25,658           36,290             55,263
Ratio of operating expenses to average
  net assets (%)                                  1.64             1.53             1.50             1.51               1.60
Ratio of net investment income (loss) to
  average net assets (%)                          0.51             0.79             0.42             0.15              (0.13)
Portfolio turnover rate (%)                      33.08            39.21            73.51            75.21              66.32

                                                                                   CLASS S
                                           ----------------------------------------------------------------------------------------
                                                                           YEARS ENDED DECEMBER 31
                                           ---------------------------------------------------------------------------------------
                                                  1994             1995(a)          1996(a)          1997(a)            1998(a)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)            8.70             7.76             9.18             9.11              10.45
                                                 -----            -----            -----            -----              -----
  Net investment income ($)                       0.13             0.16             0.14             0.12               0.10
  Net realized and unrealized gain (loss)
    on investments ($)                           (0.43)            2.39             1.82             2.54               2.91
                                                 -----            -----            -----            -----              -----
TOTAL FROM INVESTMENT OPERATIONS ($)             (0.30)            2.55             1.96             2.66               3.01
                                                 -----            -----            -----            -----              -----
  Dividends from net investment income ($)       (0.14)           (0.15)           (0.15)           (0.12)             (0.09)
  Distributions from net realized gains ($)      (0.50)           (0.98)           (1.87)           (1.20)             (0.95)
  Distribution in excess of net realized
    gains ($)                                       --               --            (0.01)              --                 --
                                                 -----            -----            -----            -----              -----
TOTAL DISTRIBUTIONS ($)                          (0.64)           (1.13)           (2.03)           (1.32)             (1.04)
                                                 -----            -----            -----            -----              -----
NET ASSET VALUE, END OF YEAR ($)                  7.76             9.18             9.11            10.45              12.42
                                                 =====            =====            =====            =====              =====
Total return(b) (%)                              (3.47)           33.07            21.48            29.08              29.51
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)        627,551          738,649          780,627          883,276          1,030,011
Ratio of operating expenses to average
  net assets (%)                                  0.65             0.54             0.50             0.51               0.60
Ratio of net investment income to average
  net assets (%)                                  1.54             1.81             1.44             1.17               0.88
Portfolio turnover rate (%)                      33.08            39.21            73.51            75.21              66.32
-----------------------------------------------------------------------------------------------------------------------------------
(a)Per-share figures have been calculated using the average shares method.
(b)Does not reflect any front-end or contingent deferred sales charges.

-------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

TO THE TRUSTEES OF STATE STREET RESEARCH MASTER INVESTMENT TRUST
AND SHAREHOLDERS OF STATE STREET RESEARCH INVESTMENT TRUST:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Investment Trust (a series of State Street Research Master Investment Trust, hereafter referred to as the "Trust") at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 1999

STATE STREET RESEARCH INVESTMENT TRUST

-------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------------------------------------------

State Street Research Investment Trust provided shareholders with strong performance during the year. For the 12 months ended December 31, 1998 Class A shares returned 29.12% [does not reflect sales charge]. The Fund outperformed the Lipper average growth and income fund, which was up 15.61%, and outperformed the S&P 500, which gained 28.60% for the same period.

The Fund currently focuses on large companies with market leadership as well as income-producing securities that offer a potential cushion against stock market volatility.

Investments in technology, telecommunications, financial services and retail stocks drove the Fund's performance for the year. Although the Fund had relatively low exposure to the basic materials sector, investments in chemical stocks and defensive sectors, such as utilities, food and energy, were a drag on performance. The Fund also benefited from overweighting the supermarket industry and by targeting financial companies.

December 31, 1998

          CHANGE IN VALUE OF $10,000 BASED ON THE S&P 500 COMPARED TO
            CHANGE IN VALUE OF $10,000 INVESTED IN INVESTMENT TRUST

                                 CLASS A SHARES

-----------------------------
 Average Annual Total Return
-----------------------------
1 Year    5 Years    10 Years
-----------------------------
23.31%    19.70%      17.01%
-----------------------------

                                              VALUE OF
                              VALUE OF       ACCOUNT OF
                             ACCOUNT AT      S&P 500 AT
DATE                          YEAR END        YEAR END
----                          --------        --------
12/31/88                      $ 9,550          $10,000
12/31/89                       12,620           13,163
12/31/90                       12,499           12,754
12/31/91                       16,009           16,631
12/31/92                       17,015           17,896
12/31/93                       18,700           19,696
12/31/94                       17,983           19,955
12/31/95                       23,890           27,445
12/31/96                       28,913           33,742
12/31/97                       37,271           44,995
12/31/98                       48,125           57,864

                                 CLASS B SHARES

-----------------------------
 Average Annual Total Return
-----------------------------
1 Year    5 Years    10 Years
-----------------------------
23.26%    19.75%      17.07%
-----------------------------

                                              VALUE OF
                              VALUE OF       ACCOUNT OF
                             ACCOUNT AT      S&P 500 AT
DATE                          YEAR END        YEAR END
----                          --------        --------
12/31/88                      $10,000          $10,000
12/31/89                       13,214           13,163
12/31/90                       13,088           12,754
12/31/91                       16,764           16,631
12/31/92                       17,817           17,896
12/31/93                       19,484           19,696
12/31/94                       18,622           19,955
12/31/95                       24,555           27,445
12/31/96                       29,504           33,742
12/31/97                       37,706           44,995
12/31/98                       48,362           57,864

                                 CLASS C SHARES

-----------------------------
 Average Annual Total Return
-----------------------------
1 Year    5 Years    10 Years
-----------------------------
27.15%    19.90%      17.07%
-----------------------------

                                              VALUE OF
                              VALUE OF       ACCOUNT OF
                             ACCOUNT AT      S&P 500 AT
DATE                          YEAR END        YEAR END
----                          --------        --------
12/31/88                      $10,000          $10,000
12/31/89                       13,214           13,163
12/31/90                       13,088           12,754
12/31/91                       16,764           16,631
12/31/92                       17,817           17,896
12/31/93                       19,513           19,696
12/31/94                       18,644           19,955
12/31/95                       24,564           27,445
12/31/96                       29,497           33,742
12/31/97                       37,735           44,995
12/31/98                       48,357           57,864

                                 CLASS S SHARES

-----------------------------
 Average Annual Total Return
-----------------------------
1 Year    5 Years    10 Years
-----------------------------
29.51%    21.14%      17.75%
-----------------------------

                                              VALUE OF
                              VALUE OF       ACCOUNT OF
                             ACCOUNT AT      S&P 500 AT
DATE                          YEAR END        YEAR END
----                          --------        --------
12/31/88                      $10,000          $10,000
12/31/89                       13,214           13,163
12/31/90                       13,088           12,754
12/31/91                       16,764           16,631
12/31/92                       17,817           17,896
12/31/93                       19,635           19,696
12/31/94                       18,953           19,955
12/31/95                       24,221           27,445
12/31/96                       30,639           33,742
12/31/97                       39,548           44,995
12/31/98                       51,218           57,864

Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gain distributions and income dividends at net asset value. Performance reflects a maximum 4.5% Class A share front-end sales charge, or 5% Class B share or 1% Class C share contingent deferred sales charge, where applicable. The fund's returns include performance before the creation of share classes. If this performance reflected the share classes' current 12b-1 fees, the fund's returns may have been lower. During the periods prior to 1990 that shares of the Fund were not available to the public, the Fund was not subject to the cash inflows and higher redemptions and expenses that have occurred during the Fund's current continuous public offering. Class S shares, offered without a sales charge, are available only through certain employee benefit plans and special programs. The S&P 500 (officially the "Standard and Poor's 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The index does not take sales charges into consideration. Direct investment in the index is not possible; results are for illustrative purposes only.

The performance data shown above do not reflect an increase in the maximum Class A sales charge from 4.5% to 5.75%, effective as of 1/1/99. At the new, higher Class A sales charge, the performance would have been lower. Assuming the increased sales charge was in effect, performance would have been as follows:

                                   1 YEAR         5 YEARS         10 YEARS
--------------------------------------------------------------------------------
Class A                            21.70%          19.39%          16.86%

STATE STREET RESEARCH INVESTMENT TRUST
--------------------------------------------------------------------------------------------------------------
FUND INFORMATION, OFFICERS AND TRUSTEES OF
STATE STREET RESEARCH MASTER INVESTMENT TRUST
--------------------------------------------------------------------------------------------------------------

FUND INFORMATION                           TRUSTEES
STATE STREET RESEARCH                      RALPH F. VERNI                         MICHAEL S. SCOTT MORTON
INVESTMENT TRUST                           Chairman of the Board,                 Jay W. Forrester Professor of
One Financial Center                       President, Chief Executive             Management, Sloan School of
Boston, MA 02111                           Officer and Director,                  Management, Massachusetts
                                           State Street Research &                Institute of Technology
INVESTMENT ADVISER                         Management Company
State Street Research &
Management Company                         BRUCE R. BOND                          OFFICERS
One Financial Center                       Chairman of the Board,
Boston, MA 02111                           Chief Executive Officer and            RALPH F. VERNI
                                           President                              Chairman of the Board,
DISTRIBUTOR                                PictureTel Corporation                 President and
State Street Research                                                             Chief Executive Officer
Investment Services, Inc.                  STEVE A. GARBAN
One Financial Center                       Former Senior Vice President           PETER C. BENNETT
Boston, MA 02111                           for Finance and Operations and         Vice President
                                           Treasurer, The Pennsylvania
SHAREHOLDER SERVICES                       State University                       DUDLEY F. WADE
State Street Research                                                             Vice President
Service Center                             MALCOLM T. HOPKINS
P.O. Box 8408                              Former Vice Chairman of the            JAMES M. WEISS
Boston, MA 02266-8408                      Board and Chief Financial              Vice President
1-800-562-0032                             Officer, St. Regis Corp.
                                                                                  JOHN T. WILSON
CUSTODIAN                                  EDWARD M. LAMONT                       Vice President
State Street Bank and                      Formerly in banking
Trust Company                              (with an affiliate of                  GERARD P. MAUS
225 Franklin Street                        J.P. Morgan & Co. in New York);        Treasurer
Boston, MA 02110                           presently engaged in private
                                           investments and civic affairs          JOSEPH W. CANAVAN
INDEPENDENT ACCOUNTANTS                                                           Assistant Treasurer
PricewaterhouseCoopers LLP                 ROBERT A. LAWRENCE
One Post Office Square                     Former Partner, Saltonstall & Co.      DOUGLAS A. ROMICH
Boston, MA 02109                                                                  Assistant Treasurer
                                           DEAN O. MORTON
                                           Former Executive Vice President        FRANCIS J. MCNAMARA, III
                                           Chief Operating Officer and            Secretary and General Counsel
                                           Director, Hewlett-Packard Company
                                                                                  DARMAN A. WING
                                           SUSAN M. PHILLIPS                      Assistant Secretary and
                                           Dean, School of Business and           Assistant General Counsel
                                           Public Management, George
                                           Washington University; former          AMY L. SIMMONS
                                           Member of the Board of Governors       Assistant Secretary
                                           of the Federal Reserve System and
                                           Chairman and Commissioner of
                                           the Commodity Futures Trading
                                           Commission

                                           TOBY ROSENBLATT
                                           President,
                                           The Glen Ellen Company
                                           Vice President,
                                           Founders Investments Ltd.

                                                            -------------------
STATE STREET RESEARCH INVESTMENT TRUST                          Bulk Rate
One Financial Center                                          U.S. Postage
Boston, MA 02111                                                  PAID
                                                               PermiT #20
                                                            Holliston, Ma 01746
                                                            -------------------

QUESTIONS? COMMENTS?

Call us at 1-800-562-0032 or
  [hearing-impaired 1-800-676-7876]

Write us at:
    State Street Research
    Service Center
    P.O. Box 8408
    Boston, MA 02266-8408

E-mail us at:
    info@ssrfunds.com

Internet site
    www.ssrfunds.com

[Graphic Omitted]   STATE STREET RESEARCH

This report is prepared for the general information of current shareholders.

When used in the general solicitation of investors, this report must be accompanied or preceded by a current State Street Research Growth Fund prospectus. The prospectus contains more complete information, including sales charges and expenses. Please read the prospectus carefully before investing.

When used after March 31, 1999, this report must be accompanied by a current Quarterly Performance Update.

Portfolio changes should not be considered recommendations for action by individual investors.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industry-wide.

CONTROL NUMBER: (exp0200) SSR-LD                                   IT-751D-0299